UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2016

MarketAxess Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34091	52-2230784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue, 10th Floor New York, New York 10171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 813-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(1) Approval of Form of Performance Share Award Agreements

The Compensation Committee of the Board of Directors (the “Compensation Committee”) of MarketAxess Holdings, Inc. (the “Company”), pursuant to the Company’s 2012 Incentive Plan (the “2012 Plan”), has approved a form of Performance Share Award Agreement for use under the 2012 Plan, in connection with grants of performance share awards to executive officers entitled to receive performance shares under the 2012 Plan.

Each Performance Share Award Agreement provides for the grant of a target number of performance shares. The performance shares will vest or be forfeited based on the Company’s achievement, during the applicable performance period, of a level of aggregate operating income (the “Performance Goal”). Subject to a participant remaining employed by the Company during the performance period and through the date that the Compensation Committee certifies the level of achievement of the Performance Goal for the performance period (each such date, a “Settlement Date”), the participant may earn a specified percentage of the target number of performance shares awarded to the participant based upon the level of achievement of the Performance Goal for the performance period. For each performance share earned, a participant will be awarded an equal number of restricted shares of the Company’s common stock.

In the event of a participant’s termination of employment due to death or Disability (as such term is defined in the 2012 Plan), or if a participant is terminated without Cause (as such term is defined in the 2012 Plan) or for Good Reason (as such term is defined in the applicable form award agreement), in each case, prior to a Settlement Date but on or after the first anniversary of the date of grant, then on the Settlement Date the participant will receive a pro-rated portion of the shares of restricted stock the participant would have received had the participant been employed on the Settlement Date, based on the actual achievement of the Performance Goal, and using the date of termination of employment to calculate an appropriate pro rata payout. All of these shares of restricted stock will immediately vest. Any remaining performance shares or unvested shares of restricted stock will be forfeited.

In the event of a Change in Control (as such term is defined in the 2012 Plan) prior to the Settlement Date, the Compensation Committee will determine the treatment of the performance shares in a manner provided in the Performance Share Agreements.

Subject to continued service with the Company from the Settlement Date through each vesting date, other than as set forth below, any restricted stock awarded to the participant shall vest and cease to be restricted stock in equal 50% installments on or about the fourth and fifth anniversaries of the date of grant. In the event of a participant’s termination of employment due to death or Disability after the Settlement Date, all unvested shares of restricted stock will immediately vest. In addition, if a participant’s employment is terminated without Cause or for Good Reason after the Settlement Date, 50% of the total number of unvested shares of restricted stock will immediately vest. Any remaining unvested shares of restricted stock shall remain outstanding for a period of three months following termination, and will remain subject to accelerated vesting upon a Change in Control; following the end of the three month period, all then-unvested shares of restricted stock will be forfeited.

In the event of a Change in Control on or after a Settlement Date, all restricted stock will immediately vest if a participant’s employment is terminated without Cause or for Good Reason within 24 months following the Change in Control, or if such Change in Control occurs within three months following the participant’s termination of employment for Good Reason. In addition, if immediately prior to the Change in Control the Compensation Committee determines that the restricted stock award will not be continued, assumed or have new rights substituted therefor, then immediately prior to the Change in Control, all unvested shares of restricted stocks will immediately vest.

The foregoing description of the form of Performance Share Award Agreement is not complete and is qualified in its entirety by reference to the form of Performance Share Award Agreement, a copy of which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

(2) Approval of Performance Share Awards for 2016-2019 Performance Period

On January 22, 2016, the named executive officers set forth in the chart below received awards of performance shares under the 2012 Plan. The performance period for the awards commenced on January 1, 2016 and will end on December 31, 2018, or December 31, 2019, if Maximum Performance is not achieved on or prior to December 31, 2018 (the “2016-19 Performance Period”). Subject to remaining employed with the Company during the 2016-19 Performance Period and through the Settlement Date, each participant may earn between 50% and 150% of the target number of performance shares awarded to such participant based upon the level of achievement of the Performance Goal established by the Compensation Committee for the 2016-19 Performance Period. Participants will not earn any shares of restricted stock if the Company does not achieve the minimum threshold of performance as set forth in the award agreements.

Set forth below is the target number of performance shares granted to the following named executive officers of the Company (i.e., the number of performance shares that would be earned based upon achievement of the target level of performance):

Name of Executive Officer	Title	Target Number of Performance Shares
Nicholas Themelis	Chief Information Officer	11,555
Antonio DeLise	Chief Financial Officer	6,933

The grants to the named executive officers were made subject to the terms of the form of Performance Share Award Agreement attached hereto as Exhibit 10.1.

(3) Approval of New Form of Restricted Stock Unit Agreement

The Compensation Committee has approved a form of Restricted Stock Unit (“RSU”) Agreement for use in connection with grants of shares of restricted stock units under the 2012 Plan to executive officers.

Any RSUs awarded to the participant shall vest in equal 50% installments, on or about the fourth and fifth anniversaries of the date of grant.

In the event of a participant’s termination of employment due to death or Disability (which occurs on or after the first anniversary of the date of grant), 50% of then-unvested RSUs will immediately vest. Any remaining unvested RSUs will be forfeited.

In addition, if a participant’s employment is terminated without Cause or for Good Reason on or after 13 months following the date of grant, 25% of the total number of then-unvested RSUs will immediately vest; provided, that, if such a termination occurs on or after 13 months following the date of grant but within three months prior to or 24 months following a Change in Control, 50% of the total number of then-unvested RSUs will immediately vest.

The foregoing description of the form of Restricted Stock Unit Agreement is not complete and is qualified in its entirety by reference to the form of Restricted Stock Unit Agreement, a copy of which is attached to this report as Exhibit 10.2 and is incorporated herein by reference.

(4) Approval of Restricted Stock Unit Grants

On January 22, 2016, the Compensation Committee granted awards of restricted stock units under the 2012 Plan to the named executive officers set forth in the chart below:

Name of Executive Officer	Number of Restricted Stock Units
Nicholas Themelis	8,666
Antonio DeLise	5,200

These grants were made subject to the terms of the form of Restricted Stock Unit Agreement attached hereto as Exhibit 10.2.

(5) Approval of New Form of Incentive Stock Option Agreement

The Compensation Committee has approved a new form of Incentive Stock Option Agreement (the “New ISO Agreement”) for use in connection with grants of incentive stock options under the 2012 Plan.

The New ISO Agreement provides for the following terms:

Any options awarded to the participant shall vest in equal 50% installments on or about the fourth and fifth anniversaries of the date of grant.

In the event of a participant’s termination of employment due to death or Disability, 50% of then-unvested portion of the option will immediately vest. Any remaining portion of the unvested option will be forfeited.

In addition, if a participant’s employment is terminated without Cause or for Good Reason, 100% of the then-unvested portion of the option will immediately vest. If a Change of Control occurs and the successor entity does not assume or substitute the option, then 100% of the then-unvested portion of the option will immediately vest.

The foregoing description of the form of Incentive Stock Option Agreement is not complete and is qualified in its entirety by reference to the form of Incentive Stock Option Agreement, a copy of which is attached to this report as Exhibit 10.3 and is incorporated herein by reference.

(6) Approval of Stock Option Grants

On January 22, 2016, the Compensation Committee granted awards of stock options under the 2012 Plan to the named executive officers set forth in the chart below. Each of these stock options (i) has an exercise price of $103.30, (ii) shall vest in equal 50% installments, on January 31, 2020 and January 31, 2021, and (iii) expires on January 31, 2022.

Further, each of these stock options is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended. However, these options will not qualify as “incentive stock options” to the extent the aggregate fair market value (determined as of the time these options were granted) of the Company’s common stock subject to these options which become exercisable for the first time in any calendar year exceeds $100,000 or if certain other events were to occur. To the extent that an option does not qualify as an “incentive stock option,” it shall not affect the validity of the option and the portion of the option that does not qualify as an “incentive stock option” shall constitute a separate non-qualified stock option.

Name of Executive Officer	Number of Stock Options
Nicholas Themelis	26,865
Antonio DeLise	16,120

These grants were made subject to the terms of the form of Incentive Stock Option Agreement attached hereto as Exhibit 10.3.

Item 9.01	Financial Statements and Exhibits

    Exhibits:

10.1	Form of Performance Share Award Agreement Pursuant to the MarketAxess Holdings, Inc. 2012 Incentive Plan.

10.2	Form of Restricted Stock Unit Agreement Pursuant to the MarketAxess Holdings, Inc. 2012 Incentive Plan.

10.3	Form of Incentive Stock Option Agreement Pursuant to the MarketAxess Holdings, Inc. 2012 Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date: January 25, 2016	By:	/s/ SCOTT PINTOFF
	Name:	Scott Pintoff
	Title:	General Counsel

EXHIBIT INDEX

Exhibit

10.1	Form of Performance Share Award Agreement Pursuant to the MarketAxess Holdings, Inc. 2012 Incentive Plan.

10.2	Form of Restricted Stock Unit Agreement Pursuant to the MarketAxess Holdings, Inc. 2012 Incentive Plan.

10.3	Form of Incentive Stock Option Agreement Pursuant to the MarketAxess Holdings, Inc. 2012 Incentive Plan.